UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2019

Invitae Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36847	27-1701898
(Commission File Number)	(IRS Employer Identification No.)

1400 16th Street
San Francisco, California	94103
(Address of Principal Executive Offices)	(Zip Code)

(415) 374-7782

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NVTA	The New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act   ☒.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 18, 2019, Invitae Corporation (the “Company”) issued $50.0 million aggregate principal amount (the “Additional Notes”) of its 2.00% Convertible Senior Notes due 2024 (the “Notes”) in a private offering pursuant to the exercise in full of the previously announced option the Company granted to the initial purchasers of the Notes. The Notes (including the Additional Notes) were issued under the indenture, dated as of September 10, 2019, between the Company and U.S. Bank National Association, as trustee (the “Indenture”). The Company issued $300.0 million aggregate principal amount of the Notes on September 10, 2019, as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 11, 2019 (the “Initial Form 8-K”).

The net proceeds from the sale of the Notes (including the Additional Notes) were approximately $339.8 million, after deducting the initial purchasers’ discounts and commissions and the estimated offering expenses payable by the Company.

The information incorporated by reference in Item 2.03 of the Initial Form 8-K is incorporated herein by reference (except to the extent later information in this Report updates or supersedes such information), and such information, including the description of the Notes (including the Additional Notes), is qualified in its entirety by reference to the Indenture, including the form of Note, a copy of which is attached as Exhibit 4.1 to the Initial Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The Company issued and sold the Notes (including the Additional Notes) to the initial purchasers in a private offering in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”). The purchase agreement with the initial purchasers also contemplated the initial resale of the Notes (including the Additional Notes) to qualified institutional buyers in reliance on Rule 144A under and Section 4(a)(2) of the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the initial purchasers.

The information contained in Item 2.03 of this Current Report with respect to the Notes (including the Additional Notes) is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

4.1

Indenture dated as of September 10, 2019, between Invitae Corporation and U.S. Bank National Association, as trustee (including form of Note) (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed September 11, 2019).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 18, 2019

INVITAE CORPORATION

By:	/s/ Shelly D. Guyer
Shelly D. Guyer
Chief Financial Officer